UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020 (February 24, 2020)

YUNHONG INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39226	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 – 19/F, 126 Zhong Bei, Wuchang District, Wuhan, China People’s Republic of China	430061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +86 131 4555 5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Warrant and one Right	ZGYHU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	ZGYH	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	ZGYHW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Class A Ordinary Share	ZGYHR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported on a Current Report on Form 8-K of Yunhong International (the “Company”) filed on February 24, 2020 (the “Prior 8-K”), on February 18, 2020, the Company consummated its initial public offering (“IPO”) of 6,000,000 units (“Units”), each Unit consisting of one Class A ordinary share, $0.001 par value per share (“Ordinary Share”), one half of one warrant (“Public Warrant”), each whole warrant exercisable into one Ordinary Share at an exercise price of $11.50 per share, and one right (“Right”) to receive one-tenth of one Ordinary Share upon consummation of the Company’s initial business combination, pursuant to the registration statements on Form S-1 (File Nos. 333-232432 and 333-236403) filed with the Securities and Exchange Commission (the “SEC”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. Pursuant to an underwriting agreement, dated February 12, 2020, between the Company and Maxim Group LLC, as representative of the several underwriters (the “Underwriters”), the Company granted the Underwriters a 45-day option to purchase up to 900,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”). Simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 232,500 placement units (the “Placement Units”), which were purchased by LF International Pte. Ltd. (the “Sponsor”), generating gross proceeds of $2,325,000.

As previously reported in the Prior 8-K, on February 24, 2020, the Underwriters exercised the Over-Allotment Option in full and purchased an additional 900,000 Units (the “Over-Allotment Units”), which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $9,000,000. In connection with the exercise of the Over-Allotment Option, the Company sold an additional 18,000 Units (the “Over-Allotment Placement Units”) to the Sponsor, generating gross proceeds of $180,000. In addition, the 1,725,000 shares of Class B ordinary shares of the Company (the “Founder Shares”) held by the Sponsor prior to the exercise of the Over-Allotment Option included up to 225,000 Founder Shares subject to forfeiture by the Sponsor to the extent that the Over-Allotment Option was not exercised in full. As a result of the Over-Allotment Option being exercised in full, no Founder Shares are subject to forfeiture. A total of 69,000 Ordinary Shares were issued to a designee of Maxim Group LLC in connection with the IPO and the exercise of the Over-Allotment Option in full.

A total of $69,000,000 of the net proceeds from the sale of Units in the IPO (including the Over-Allotment Units) and the Placement Units (including the Over-Allotment Placement Units) were placed in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of February 18, 2020, reflecting receipt of the net proceeds from the sale of Units in the IPO and the Placement Units, but not the proceeds from the sale of the Over-Allotment Units and the Over-Allotment Placement Units, was issued by the Company and previously filed with the Prior 8-K. An unaudited balance sheet as of February 24, 2020, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and Over-Allotment Placement Units, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Unaudited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2020

YUNHONG INTERNATIONAL

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer